Exhibit 10.1

AMENDMENT NO.1 TO THE AMENDED AND RESTATED CRUDE TALL OIL AND
BLACK LIQUOR SOAP SKIMMINGS AGREEMENT

This Amendment No.1 (this “Amendment”) to the Amended and Restated Crude Tall Oil and Black Liquor Soap Skimmings Agreement, is made and entered into as of November 1, 2023 (the “Amendment Effective Date”), by and between WestRock Shared Services, LLC and WestRock MWV, LLC, on behalf of the affiliates of WestRock Company (“Seller”), and Ingevity Corporation, a Delaware limited liability company (“Buyer').

WHEREAS, Seller and Buyer previously entered into that certain Amended and Restated Crude Tall Oil and Black Liquor Soap Skimmings Agreement dated as of March 20, 2023 (the “Agreement”; capitalized terms used herein but not defined herein shall have the meanings given them in the Agreement); and

WHEREAS, Seller and Buyer desire to amend the Agreement as detailed below.

NOW THEREFORE, in consideration of the mutual premises and covenants contained herein and intending to be legally bound hereby, the Parties agree that the Agreement is amended as follows:

1.Amendment of Section 1(B). Section 1(B) of the Agreement is amended by deleting the reference to “Florence, SC” in its entirety.

2.    Amendment of Section 2. Sections 2(A), (B), (C), and (D) of the Agreement are amended by deleting such sections in their entirety and replacing them with the following:

“2. TERM

A.    This Agreement shall be effective for a period commencing on the Amendment Effective Date and ending on June 30, 2024 (the “Term”).

B.    No later than April 1, 2024 and to be completed on or before April 30, 2024, the Parties shall enter into discussions regarding a potential extension of the Term and the Purchase Price and Product quantities during such extension. If the Parties agree to such terms, the Parties shall amend this Agreement accordingly.

3.     Amendment of Exhibit B. The table in Exhibit B of the Agreement is amended by deleting the reference to “Florence, SC” and the accompanying information in such row of the table in its entirety.

4.    Amendment to Exhibit C. Exhibit C of the Agreement is amended by deleting Exhibit C in its entirety and replacing it with the Exhibit C attached hereto.

5.    Amendment to Exhibit D. Exhibit D of the Agreement is amended by deleting Exhibit D in its entirety and replacing it with the Exhibit D attached hereto.

6.    Continuing Effect. Except as expressly modified herein, all other terms and conditions of the Agreement will remain in full force and effect. All references in the Agreement to “the Agreement” or “this Agreement” shall be deemed a reference to the Agreement as amended by this Amendment. Furthermore, this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A signature sent by electronic or facsimile transmission shall be as valid and binding upon the Party as an original signature of such Party.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

INGEVITY CORPORATION		WESTROCK SHARED SERVICES, LLC

By:	/S/ JOHN C. FORTSON	By:	/S/ PETER ANDERSON

Name:	John C. Fortson	Name:	Peter Anderson
Title:	President and Chief Executive Officer	Title:	Chief Supply Chain Officer
Date:	November 1, 2023	Date:	October 30, 2023

WESTROCK MWV, LLC

		By:	/S/ PETER ANDERSON

		Name:	Peter Anderson
		Title:	Chief Supply Chain Officer
		Date:	October 30, 2023
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